                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                               DIGITAS INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                 [DIGITAS LOGO]

                                  DIGITAS INC.
                              800 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02199

                            ------------------------

                                                                   April 2, 2001

Dear Stockholder,

    You are cordially invited to attend the Annual Meeting of Stockholders of DIGITAS Inc. ("Digitas" or the "Company") to be held on Thursday, May 10, 2001, at 1:00 P.M. local time, on the eighteenth floor at the principal executive offices of the Company at 800 Boylston Street, Boston, Massachusetts 02199.

    The Annual Meeting has been called for the purpose of (i) electing three Class I Directors for three-year terms; (ii) voting upon amending the Company's 2000 Stock Option and Incentive Plan to increase by 15,000,000 the number of shares of common stock for which awards may be granted thereunder; (iii) ratifying the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and (iv) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof

    The Board of Directors has fixed the close of business on Thursday, March 15, 2001, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

    The Board of Directors of DIGITAS recommends that you vote "FOR" the election of each nominee of the Board of Directors as directors of the Company, the approval of the amendment of the Company's 2000 Stock Option and Incentive Plan and the ratification of Arthur Anderson LLP as independent auditors.

    Please use this opportunity to take part in the affairs of DIGITAS. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy or vote electronically via the Internet or telephone.

    On behalf of the Board of Directors, I would like to express our appreciation for your interest in DIGITAS.

                                          Sincerely,

                                          /s/ David W. Kenny

                                          David W. Kenny
                                          CHAIRMAN OF THE BOARD OF DIRECTORS
                                          AND CHIEF EXECUTIVE OFFICER

                                 [DIGITAS LOGO]

                                  DIGITAS INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2001

                            ------------------------

    Notice is hereby given that the Annual Meeting of Stockholders of Digitas Inc. (the "Company") will be held on Thursday, May 10, 2001, at 1:00 P.M. local time, at the Company's headquarters on the eighteenth floor, 800 Boylston Street, Boston, Massachusetts 02199 (the "Annual Meeting") for the purpose of considering and voting upon:

    1. The election of three Class I directors to hold office until the Company's 2004 annual meeting of stockholders and until their successors are duly elected and qualified.

    2. A proposal to amend the Company's 2000 Stock Option and Incentive Plan to increase by 15,000,000 the number of shares of common stock for which awards may be granted thereunder.

    3. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for fiscal year ending December 31, 2001.

    4. Such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 15, 2001 as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

    In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; (2) GO TO THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; OR (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTES SUBMITTED VIA THE INTERNET OR BY TELEPHONE MUST BE RECEIVED BY 12:00 MIDNIGHT BOSTON TIME ON MAY 9, 2001. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY.

                                          By Order of the Board of Directors

                                          /s/ Marschall Smith

                                          Marschall Smith
                                          SECRETARY

Boston, MA
April 2, 2001

                                 [DIGITAS LOGO]

                                  DIGITAS INC.
                              800 BOYLSTON STREET
                                BOSTON, MA 02199
                                 (617) 867-1000

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 10, 2001

                            ------------------------

SOLICITATION OF PROXIES

    The accompanying proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders. The Annual Meeting will be held on Thursday, May 10, 2001, at 1:00 P.M. local time, at the headquarters of Digitas Inc. (the "Company") on the eighteenth floor at 800 Boylston Street, Boston, Massachusetts 02199. This proxy statement and the accompanying proxy card are being mailed to stockholders on or about April 4, 2001.

INFORMATION ABOUT THE ANNUAL MEETING

WHO CAN VOTE

    Stockholders of record at the close of business on March 15, 2001, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of March 15, 2001, there were 58,596,841 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

VOTING BY PROXY

    All of the Company's stockholders may vote by mail or in person at the Annual Meeting. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, properly executed proxies will be voted "FOR" the election of the nominees for director listed in this proxy statement, "FOR" the approval of the amendment to the Company's 2000 Stock Option and Incentive Plan, and "FOR" the ratification of Arthur Andersen LLP as the Company's independent auditors.

    Most of the Company's stockholders may also vote their shares by telephone or by using the Internet. If you vote by telephone or using the Internet, you do not need to return your proxy card. The instructions for voting by telephone or by using the Internet can be found with your proxy card. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

REVOKING A PROXY

    The Board of Directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

    You may revoke your proxy at any time before it is voted on any matter by voting in person at the Annual Meeting or at any time prior to the meeting:

    - By delivering a written notice to the secretary of the Company;

    - By delivering an authorized proxy with a later date;

    - By attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy); or o By voting by telephone or over the Internet.

NUMBER OF VOTES

    All stockholders have one vote per share. Holders of the Company's Common Stock are not entitled to vote cumulatively for the election of directors.

QUORUM

    The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for the purpose of determining whether a quorum is present for the transaction of business at the meeting.

EFFECT OF BROKER NON-VOTES AND ABSTENTIONS

    A proxy submitted by an institution such as a broker or bank that holds shares for the account of a beneficial owner may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on that matter, although these shares may be considered present and entitled to vote for other purposes, including to determine whether a quorum is present at the meeting. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against Proposals 2 and 3 (Items 2 and 3 of the Proxy
Card).

INSPECTORS OF ELECTION

    The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify stockholders are independent and are not employees of the Company.

VOTE REQUIRED TO APPROVE EACH ITEM ON THE PROXY CARD

    The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of each nominee as a director of the Company. The affirmative vote of a majority of the shares of

Common Stock present or represented by proxy and entitled to vote is required to approve Proposal 2 to amend the 2000 Stock Option and Incentive Plan and Proposal 3 to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for fiscal year 2001.

PROPOSAL 1--ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

    The Company's Board of Directors is divided into three classes, with members of each class holding office for three-year terms, with one class being elected at each annual meeting. There are currently three Class I directors, whose term of office will continue until the 2001 annual meeting of stockholders, two
Class II directors, whose term of office will continue until the 2002 annual meeting of stockholders, and two Class III directors, whose term of office will continue until the 2003 annual meeting of stockholders (in all cases subject to the election and qualification of their successors or their earlier death, resignation or removal).

    At the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares represented by each properly executed proxy for the election of John L. Bunce, Jr., David W. Kenny and Arthur Kern as Class I directors, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Messrs. Bunce, Kenny and Kern are currently directors of the Company.

    Each Class I director will be elected to hold office until Digitas' annual meeting of stockholders to be held in 2004 and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable or unwilling to stand for election, the person acting under the proxy may vote the shares represented by each properly executed proxy for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of each nominee as a Director of the Company.

INFORMATION CONCERNING DIRECTORS

    All of the Company's directors are listed below with their principal occupation and business experience for the past five years, the names of other publicly held companies of which they serve as a director, age and length of service as a director of the Company.

NOMINEES FOR TERMS EXPIRING IN 2004 (CLASS I DIRECTORS)

JOHN L. BUNCE, JR.                   AGE 42                  DIRECTOR SINCE 1999

MANAGING DIRECTOR, HELLMAN & FRIEDMAN LLC (PRIVATE EQUITY INVESTMENT FIRM)

    Mr. Bunce joined Hellman & Friedman LLC in 1988 and became a Managing Director of that entity in 1990. He holds a B.A. from Stanford and an M.B.A. from Harvard Business School. He also serves on the boards of directors of National Information Consortium, a provider of Internet services to government entities, and Western Wireless Corporation., an operator of cellular telephone systems.

DAVID W. KENNY                     AGE 39                    DIRECTOR SINCE 1997

CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF DIGITAS

    Mr. Kenny joined the Company as Vice Chairman in January 1997. He was named Chief Executive Officer in September 1997 and Chairman in December 1999. From 1991 to 1997 Mr. Kenny was a partner at Bain & Company, a strategy consulting firm, and was named to its Policy Committee in 1995. He holds a B.S. degree from the General Motors Institute (now Kettering University) and an M.B.A. from Harvard Business School. Mr. Kenny also serves as a director of The Corporate Executive Board and as Chairman of the Board of Teach for America.

ARTHUR KERN                      AGE 54                      DIRECTOR SINCE 1999

PRIVATE INVESTOR

    Prior to investing in media and marketing services companies, Mr. Kern was co-founder and Chief Executive Officer of American Media, a group owner of commercial radio stations sold to AMFM (now part of Clear Channel
Communications) in 1994. He holds a B.A. from Yale University. He also serves on the board of directors of Yahoo!, Inc., a global Internet company.

DIRECTORS WHOSE TERMS EXPIRE IN 2002 (CLASS II DIRECTORS)

ORIT GADIESH                      AGE 50                     DIRECTOR SINCE 1999

CHAIRMAN, BAIN & COMPANY (STRATEGY CONSULTING FIRM)

    Ms. Gadiesh has served as Chairman of the Board of Bain & Company since December 1994. She holds a B.A. from Hebrew University, Jerusalem, and an M.B.A. from Harvard Business School. She also serves on the board of the Federal Reserve Bank in Boston, the Wharton School, The Kellogg School and the Governor's Board of Economic Advisors. Ms. Gadiesh is also a member of the Harvard Medical School Advisory Council for Cell Biology and Pathology and the Harvard Business School Visiting Committee.

PATRICK J. HEALY                    AGE 34                   DIRECTOR SINCE 1999

MANAGING DIRECTOR, HELLMAN & FRIEDMAN LLC (PRIVATE EQUITY INVESTMENT FIRM)

    Mr. Healy has been employed by Hellman & Friedman LLC since 1994 and has served as a Managing Director since January 1999. He holds an A.B. from Harvard College and an M.B.A. from Harvard Business School.

DIRECTORS WHOSE TERMS EXPIRE IN 2003 (CLASS III DIRECTORS)

MICHAEL E. BRONNER                   AGE 41                  DIRECTOR SINCE 1980

CHAIRMAN AND FOUNDER, UPROMISE, INC. (COLLEGE SAVINGS NETWORK).

    Mr. Bronner is Chairman and CEO of Upromise, Inc., a college savings network, that he founded in 1999. He is the Company's Chairman Emeritus. He founded the Company in 1980, serving as Chief Executive Officer until September 1997 and as Chairman until December 1999.

PHILIP U. HAMMARSKJOLD                 AGE 36                DIRECTOR SINCE 1999

MANAGING DIRECTOR, HELLMAN & FRIEDMAN LLC (PRIVATE EQUITY INVESTMENT FIRM)

    Mr. Hammarskjold joined Hellman & Friedman LLC, in 1992, became a partner in January 1996, and has served as a Managing Director of Hellman & Friedman LLC since January 1998. He holds a B.S.E. from Princeton University and an M.B.A. from Harvard Business School. He also serves on the board of directors of Upromise, Inc., a college savings network.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS OF THE COMPANY.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company held nine meetings in 2000. During 2000, each of the directors attended at least 75 percent of the total number of meetings of the Board and of the committees for which he or she was a member. The Board of Directors has established an Audit Committee (the "Audit Committee"), a Compensation Committee (the "Compensation Committee"), and an Executive Committee (the "Executive Committee").

    The Audit Committee, whose members are Philip Hammarskjold, chairman, Orit Gadiesh, and Arthur Kern, held four meetings in 2000. The Audit Committee provides advice and assistance regarding accounting, auditing, and financial reporting practices of the Company. Each year, it recommends to the Board a firm of independent public accountants to serve as auditors. The Audit Committee reviews with such auditors the scope and results of their audit, fees for services, and independence in servicing the Company. The committee also periodically reviews the Company's accounting policies and internal accounting controls.

    The Compensation Committee, whose members are Arthur Kern, chairman, Patrick Healy, and Orit Gadiesh, held two meetings in 2000. The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the amount and type of consideration to be paid to senior management, administering the Company's stock plans and establishing general policies relating to the compensation and benefits of employees. The committee also recommends compensation policies and amounts for the Board of Directors. Members of the Compensation Committee conferred regularly with the Chief Executive Officer and Chief People Officer on issues of incentive compensation and recruiting, and have directly supported selection and recruiting efforts for key individuals.

    The Executive Committee, whose members are David Kenny and Philip Hammarskjold, held two meetings in 2000. In between regularly scheduled meetings of the Board of Directors, the Executive Committee is vested with all powers and authority of the Board of Directors in the management of the business and affairs of the Company that may lawfully be delegated to a committee of the Board of Directors under Delaware law.

COMPENSATION OF DIRECTORS

    Company employees are not compensated for serving on the Board of Directors or committees of the Board. Non-employee directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending the meetings of the Board of Directors, but do not currently receive a fee for their service as directors.

    Non-employee directors are eligible to participate in the Company's 2000 Stock Option and Incentive Plan. Since their election to the Board of Directors, the Company has granted to each of Messrs. Bronner and Kern and Ms. Gadiesh non-qualified options to purchase 166,000 shares of the Company common stock. Of these options, 156,000 were granted to Mr. Kern and Ms. Gadiesh on June 1, 1999, have an exercise price of $2.52 per share and become exercisable in full on June 1, 2002, regardless of whether the director is serving as a director of the Company at that time. The 156,000 options granted to Mr. Bronner were granted on December 2, 1999, have an exercise price of $8.75 per share and become exercisable in full on December 2, 2002, regardless of whether Mr. Bronner is serving as a director of the Company at that time. An additional 10,000 options were granted to Messrs. Bronner and Kern and Ms. Gadiesh on March 1, 2001 at an exercise price of $4.9375 per share and become exercisable in full on March 1, 2004 regardless of whether such individuals are serving as directors of the Company at that time.

                               EXECUTIVE OFFICERS

    The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below (unless previously set forth above).

NAME                               AGE                        POSITION
----                             --------   --------------------------------------------
David W. Kenny.................     39      Chairman and Chief Executive Officer

Michael D. Ward................     37      President and Chief Operating Officer

Jeffrey J. Cote................     34      Chief Financial Officer

Robert Galford.................     48      Chief People Officer

Marschall I. Smith.............     56      General Counsel

Mark E. Adamczyk...............     38      Senior Vice President--Corporate Development

    Michael D. Ward was elected President in December 2000 and Chief Operating Officer of the Company in March 1998. Mr. Ward joined the Company in
August 1997 as a Senior Vice President. Prior to that, he was associated with Bain & Company, a strategy consulting firm, beginning in December 1994.
Mr. Ward holds B.S. and B.A. degrees from the University of Pennsylvania and an M.B.A. from the Amos Tuck School at Dartmouth College.

    Jeffrey J. Cote was elected Chief Financial Officer effective January 2001. He joined the Company as Senior Vice President and Controller in February 2000. Prior to joining the Company, Mr. Cote was Corporate Controller of The Monitor Group beginning in 1997. From 1989 to 1997, he was with Ernst & Young in its Tax Audit and National Accounting groups. Mr. Cote received his B.A. and M.A. from Florida Atlantic University. He is a certified public accountant in Massachusetts and Florida.

    Robert Galford joined the Company in January 2000 as Chief People Officer. From January 1994 to January 2000 Mr. Galford served as managing director of Counsel to Management and as an adjunct faculty member of Columbia University Graduate School of Business. Prior to 1994, Mr. Galford served as a vice president of The MAC Group/Gemini Consulting. Mr. Galford is a member of the boards of directors of Forrester Research, Inc. and Access Data Corporation. Mr. Galford holds a J.D. from Georgetown University Law Center, an M.B.A. from Harvard Business School and a B.A. from Haverford College.

    Marschall I. Smith joined the Company in October 1999 as General Counsel and Secretary. From February 1994 to October 1999, Mr. Smith was associated with Hamilton Holmes Associates, a financial and legal services consulting firm, and served as Senior Vice President and General Counsel of IMC Global Inc., a mining and chemical manufacturer in Northbrook, Illinois. Mr. Smith holds an A.B. from Princeton University, a J.D. from the University of Virginia Law School and an M.B.A. from the University of Chicago Graduate School of Business.

    Mark E. Adamczyk joined the Company in October 2000 as Senior Vice President--Corporate Development. Prior to joining Digitas, Mr. Adamczyk was Vice President--Corporate Strategy for Armstrong Worldwide, Inc. from 1997 to 2000. Prior to joining Armstrong Worldwide, Inc., Mr. Adamczyk was a consultant with McKinsey & Company since 1993. Mr. Adamczyk holds a B.S. from General Motors Institute (now Kettering University) and an M.B.A. from Harvard Business School.

    Each of the officers holds his or her respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee consists of Messrs. Hammarskjold and Kern and
Ms. Gadiesh. The Board of Directors has determined that Ms. Gadiesh and
Mr. Kern are "independent" as defined in the National Association of Securities Dealers' listing standards. Mr. Hammarskjold is not independent under those standards because he is a Managing Director of Hellman & Friedman LLC, which beneficially owned more than 62% of the Company's stock as of March 1, 2001. However, the Board of Directors of the Company, including the independent directors, has determined, as required by the NASD's rules, that exceptional and limited circumstances exist, and that Mr. Hammarskjold's service on the Audit Committee is required by the best interests of the Company and its stockholders. The reasons for the Board's determination include the fact that Mr. Hammarskjold has served on the Company's Audit Committee since its formation in December 1999 and as a director of the Company since January 1999, and, as a result, he has unique and significant knowledge about the Company's business and operations, Mr. Hammarskjold is sophisticated in financial matters and he has significant knowledge in the Company's industry. In addition, other than Ms. Gadiesh and Mr. Kern, the Company does not currently have any directors that are independent under the NASD's rules.

    The Audit Committee operates pursuant to a charter (the "Audit Committee Charter") approved and adopted by the Board. The Audit Committee Charter is attached to this proxy as Exhibit A. The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements and the footnotes thereto in the Company's 2000 Annual Report on Form 10-K.

    The Audit Committee has discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's management. The Company's outside independent public accountants, Arthur Andersen LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements, in all material respects, to accounting principles generally accepted in the United States. The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards. The Company's independent public accountants have expressed the opinion that the Company's audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States.

    The Audit Committee discussed with the Company's independent public accountants their independence from management and the Company, and received from them the written disclosures and the letter concerning the independent public auditors' independence required by the Independence Standards Board Standard No. 61.

    The Audit Committee discussed with the Company's independent public accountants the overall scope and plans for their audit. The Audit Committee met with the independent public accountants to discuss the results of their audit, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors the selection of Arthur Andersen LLP to serve as the Company's independent public accountants for 2001.

                                          Respectfully submitted,

                                          THE AUDIT COMMITTEE

                                          Philip U. Hammarskjold
                                          Arthur Kern
                                          Orit Gadiesh

During the year ended December 31, 2000, the Company paid the following fees to Arthur Andersen, the Company's principal accountants:

                       FEES PAID TO INDEPENDENT AUDITORS

Audit Fees..................................................  $210,000
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All other Fees..............................................  $130,000

    The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditor's independence.

             SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

    The table below reflects the number of common shares beneficially owned by each person known to the Company to own beneficially more than 5% of the outstanding shares of common stock, as well as the chief executive officer, the four other most highly paid executive officers, two former executive officers, the directors, and all directors and executive officers of the Company as a group as of March 1, 2001.

                                                              NUMBER OF SHARES
BENEFICIAL OWNER(1)                                           OF COMMON STOCK    PERCENT (%)
-------------------                                           ----------------   -----------
5% STOCKHOLDERS

Hellman & Friedman Capital Partners III, L.P.(2) ...........     34,097,307          57.6
  One Maritime Plaza, Suite 1200
  San Francisco, CA 94111

DIRECTORS AND NAMED EXECUTIVE OFFICERS

Michael E. Bronner(3).......................................      7,109,522          12.2
David W. Kenny(4)(5)........................................      6,300,000           9.7
Michael D. Ward(6)..........................................        658,400           1.1
Robert Galford..............................................        125,000             *
Marschall I. Smith..........................................         46,875             *
Jeffrey J. Cote.............................................         12,500             *
Kathleen L. Biro(7)(8)......................................      1,989,448           3.3
Michael F. Goss(9) .........................................             --            --
  Two Copley Place
  Boston, MA 02116
Orit Gadiesh ...............................................        300,000             *
  Two Copley Place
  Boston, MA 02116
Arthur Kern(10).............................................        337,816             *
John L. Bunce, Jr.(11) .....................................             --            --
  One Maritime Plaza, Suite 1200
  San Francisco, CA 94111
Philip U. Hammarskjold(11) .................................             --            --
  One Maritime Plaza, Suite 1200
  San Francisco, CA 94111
Patrick J. Healy(11) .......................................             --            --
  One Maritime Plaza, Suite 1200
  San Francisco, CA 94111
All executive officers and directors, as a group
  (13 persons)(12)..........................................     16,879,561          27.7%

------------------------

*   Less than 1%

TABLE FOOTNOTES

 (1) Unless otherwise noted, the business address of the listed beneficial owners is 800 Boylston Street, Boston, MA 02199

 (2) Includes warrants that are currently exercisable or will become exercisable within 60 days of March 1, 2001 for 711,906 shares.

 (3) Includes 4,257,318 shares held by Mr. Bronner and 2,852,204 shares held by the Bronner Irrevocable Trust, a trust for the benefit of Mr. Bronner's minor children as to which Mr. Bronner disclaims beneficial ownership.

 (4) Includes options held by Mr. Kenny that are currently exercisable or will become exercisable within 60 days of March 1, 2001 for 6,150,000 shares.

 (5) Includes 100,000 shares held by a trust for the benefit of Mr. Kenny's minor children of which Mrs. Angela Kenny is sole trustee and as to which Mr. Kenny disclaims beneficial ownership.

 (6) Includes options held by Mr. Ward that are currently exercisable or will become exercisable within 60 days of March 1, 2001 for 578,400 shares.

 (7) Includes options held by Ms. Biro that are currently exercisable or will become exercisable within 60 days of March 31, 2001 for 1,553,136 shares.

 (8) Ms. Biro resigned from her position as President of the Company effective December 11, 2000 and resigned as a director on January 10, 2001. She remains Vice Chairman. As of January 10, 2001 Ms. Biro was no longer an executive officer or director subject to Section 16(a) of the Securities Exchange Act of 1934, as amended.

 (9) Mr. Goss resigned from his position as Chief Financial Officer of the Company effective December 31, 2000.

(10) Includes 337,816 shares held by the Arthur Kern Revocable Trust of which Arthur Kern has sole dispositive and voting power.

(11) Messrs. Bunce, Hammarskjold and Healy are affiliated with Hellman & Friedman Capital Partners III, L.P. H&F Investors III is the sole general partner for Hellman & Friedman Capital Partners III, L.P. The managing general partner of H&F Investors III is Hellman & Friedman
     Associates III, L.P., which in turn has H&F Management III, LLC and H&F Investors III, Inc. as its general partners. The sole owner of H&F Investors III, Inc. is The Hellman Family Revocable Trust. Messrs. Bunce, Hammarskjold and Healy are members of H&F Management III, LLC. The investment decisions of H&F Management III, LLC and H&F
     Investors III, Inc. are made by an eight person executive committee of which Messrs. Bunce and Hammarskjold are members. While Messrs. Bunce, Hammarskjold and Healy could each be deemed to beneficially own the shares held by Hellman & Friedman Capital Partners III, L.P., each of them disclaims beneficial ownership except to the extent of his indirect pecuniary interest.

(12) Includes outstanding options to purchase 8,475,811 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 1, 2001.

                             EXECUTIVE COMPENSATION
                      REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors (the "Committee") is comprised of Messrs. Kern and Healy and Ms. Gadiesh. Each of the members of the Compensation Committee is a non-employee director of the Company. The Committee is responsible for approving executive officer compensation and for administering compensation and benefit plans for senior executives. Executive compensation programs are structured to provide overall levels of compensation opportunity that are competitive with the Internet consulting and software service industries, as well as a broader spectrum of companies of comparable size and complexities. The objectives of the Company's executive compensation programs are to:

    - Attract and retain highly talented executives;

    - Link rewards to performance at various levels in the organization including company, unit and individual performance; and

    - Drive favorable returns and value for its shareholders.

    A mix of compensation components are provided to Executives to achieve these objectives with an emphasis on equity based compensation. The components of the Company's Executive Compensation Program are base salary, short-term incentive compensation through the annual bonus and long-term incentive compensation through grants of stock options.

BASE SALARY

    Salaries of executive officers are derived through a combination of external and internal factors. Through a comparison of competitive industry practice as well as an assessment of each executive's performance, scope and impact of his or her job, and the current and historic performance of the Company, Mr. Kenny recommends to the Compensation Committee a base salary for each executive officer. Salary increases awarded in 2000 recognize additional responsibilities and an increase in scope of the position. Salaries of newly hired executive officers reflect what the Compensation Committee believes is competitive and necessary in order to attract truly outstanding individuals instrumental to ensuring the Company's growth.

ANNUAL BONUS

    The purpose of the Executive Annual Bonus Plan is to motivate and reward for attainment of the Company's annual financial goals, achievement of financial performance and operating objectives of each executive's unit, and the individual performance of the executive. Bonus targets are established in the beginning of each year and reflect competitive industry practice. The bonus payable to each executive is adjusted upward or downward from the target based upon actual performance against the performance metrics. Prior to this year, the bonus was paid entirely in cash. Effective with the bonus payable in March 2001, bonuses of Senior Vice Presidents and above, including Executive Officers, will be paid in a combination of cash and stock options in order to reinforce the focus on building long-term shareholder value and reduce the emphasis on cash compensation. All bonuses for Senior Vice Presidents and above are reviewed and approved by the Compensation Committee.

STOCK OPTION PLAN

    The Company's 2000 Stock Option and Incentive Plan (the "Plan") provides for grants of non-qualified stock options to all employees of the Company. However, the Plan provides for significant grants to executives of the Company who are in a position to make major contributions to the Company's growth and profitability. Substantial grants were made under prior option plans to employees, including executives, prior to the Company's initial public offering in March of 2000. New employees have received grants upon hiring and additional stock options are typically granted when an employee is promoted. At present, the Company does not have a program of annual stock option grants, although the level of stock options is reviewed regularly, and grants of additional options are made where appropriate. The Compensation Committee has determined that the current level of stock option grants is appropriate in order to more closely align executives' motivation with those of the stockholders. It is the intent of the Compensation Committee to gradually reduce the cash component of total executive compensation in favor of more stock option based incentive compensation.

DEFERRED COMPENSATION PLAN

    The Company has adopted a deferred compensation plan to assist it in retaining and attracting executive employees by providing them with tax deferred savings opportunities. Under the deferred compensation plan, a select group of management and highly compensated employees, including the Company's executive officers, may defer up to 100% of their base salary, incentive compensation and option gains.

CEO COMPENSATION

    The compensation of Mr. Kenny, who serves as the Company's Chief Executive Officer, is managed under the same set of compensation objectives and programs as the other executive officers. Mr. Kenny's compensation has been structured to reward performance through short term and long term incentives rather than through base salary increases. As such, Mr. Kenny's base salary has been maintained at a constant level over the last three years. Similar to the other executive officers, Mr. Kenny's 2000 annual bonus payable in 2001 will be made through a combination of cash and stock options with a greater emphasis on stock options. Mr. Kenny's 2000 bonus reflects his outstanding accomplishments and leadership during the year including the transition from a private to a public company.

IRS LIMITS ON TAX DEDUCTIBILITY OF COMPENSATION

    The Securities and Exchange Commission requires that this report comment upon the Company's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, under which the Company may not deduct certain forms of compensation in excess of one million dollars paid to an executive officer listed in the Summary Compensation Table unless certain requirements are met. The Committee's policy is to balance the deductibility of compensation with the need to provide appropriate and competitive financial rewards to Company executives.

                                          Respectfully submitted,

                                          THE COMPENSATION COMMITTEE

                                          Patrick J. Healy
                                          Arthur Kern
                                          Orit Gadiesh

SUMMARY COMPENSATION

    SUMMARY COMPENSATION. The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to, the Company's Chief Executive Officer, the four other most highly compensated executive officers and two former executive officers who each earned in excess of $100,000 in salary and bonus during fiscal years 1999 and/or 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM COMPENSATION
                                                                               -----------------------------------------
                                                                                           AWARDS               PAYOUTS
                                               ANNUAL COMPENSATION             ------------------------------   --------
                                      --------------------------------------                     SECURITIES
                                                               OTHER ANNUAL      RESTRICTED      UNDERLYING       LTIP
NAME AND                               SALARY        BONUS     COMPENSATION    STOCK AWARD(S)   OPTIONS/SARS    PAYOUTS
PRINCIPAL POSITION           YEAR       ($)          ($)(1)         ($)             ($)              (#)          ($)
------------------         --------   --------      --------   -------------   --------------   -------------   --------
David W. Kenny ..........    2000     500,000       578,624                             --        3,300,000
  Chairman and Chief         1999     500,000       500,000
  Executive Office

Michael D. Ward .........    2000     400,000       350,000                             --          900,000
  President and Chief        1999     370,833       350,000
  Operating Officer

Robert Galford ..........    2000     342,147            --                             --          400,000
  Chief People Officer

Marschall Smith .........    2000     300,000        75,000                             --           50,000
  General Counsel

Jeffrey J. Cote .........    2000     158,192(8)         --                             --           50,000
  Chief Financial Officer

Kathleen L. Biro(9) .....    2000     664,333(10)   425,000                             --        1,080,000
  Vice Chairman and          1999     420,833       425,000
  Former President

Michael F. Goss(13) .....    2000     342,147       225,000                             --          600,000
  Former Executive Vice
  President and Chief
  Financial Officer


                             ALL OTHER
NAME AND                   COMPENSATION
PRINCIPAL POSITION              ($)
------------------         -------------
David W. Kenny ..........        2,100(2)
  Chairman and Chief         1,983,074(3)
  Executive Office               6,800(15)
Michael D. Ward .........        2,100(4)
  President and Chief          202,717(5)
  Operating Officer              6,800(15)
Robert Galford ..........        1,560(6)
  Chief People Officer           6,800(15)
Marschall Smith .........       14,318(7)
  General Counsel                6,800(15)
Jeffrey J. Cote .........        6,000(15)
  Chief Financial Officer
Kathleen L. Biro(9) .....        1,380(11)
  Vice Chairman and            976,236(12)
  Former President               6,800(15)
Michael F. Goss(13) .....        1,265(14)
  Former Executive Vice          6,800(15)
  President and Chief
  Financial Officer

------------------------------

 (1) The amount shown for the fiscal year 2000 reflects a bonus paid in 2000 determined with reference to the Company's performance in 1999. Bonuses with reference to fiscal year 2000 performance will be paid in 2001 but had not been determined as of the date of this proxy statement.

 (2) Consists of parking expenses in the amount of $2,100 paid by the Company on behalf of Mr. Kenny.

 (3) Includes:

    - transaction payment in the amount of $1,977,974 paid to Mr. Kenny in connection with the 1999 recapitalization;

    - parking expenses in the amount of $4,200 paid by the Company on behalf of Mr. Kenny; and

    - $900 representing the dollar value of insurance premiums paid by the Company with respect to a term life insurance policy purchased for Mr. Kenny's benefit.

 (4) Includes:

    - parking expenses in the amount of $2,100 paid by the Company on behalf of Mr. Ward.

 (5) Includes:

    - parking expenses in the amount of $1,320 paid by the Company on behalf of Mr. Ward.

 (6) Includes:

    - parking expenses in the amount of $1,560 paid by the Company on behalf of Mr. Galford.

 (7) Includes:

    - taxable relocation expenses in the amount of $13,284 paid by the Company on behalf of Mr. Smith

    - parking expenses in the amount of $1,035 paid by the Company on behalf of Mr. Smith.

 (8) Mr. Cote was hired by the Company in February 2000 and was promoted to Chief Financial Officer in January 2001.

 (9) Ms. Biro resigned from her position as President of the Company effective December 11, 2000 and resigned as a director on January 10, 2001. She remains Vice Chairman of the Company. As of January 10, 2001, Ms. Biro was no longer a director or executive officer subject to Section 16(a) of the Securities Exchange Act of 1934, as amended.

(10) Includes $214,333 of income deferred at the election of Ms. Biro.

(11) Includes:

    - parking expenses in the amount of $1,380 paid by the Company on behalf of Ms. Biro.

(12) Includes:

    - transaction payment in the amount of $309,064 paid to Ms. Biro in connection with the 1999 recapitalization;

    - deferred compensation payment in the amount of $658,000 paid to Ms. Biro in accordance with the terms of her employment agreement;

    - parking expenses in the amount of $4,200 paid by the Company on behalf of Ms. Biro;

    - $810 representing the dollar value of insurance premiums paid by the Company with respect to a term life insurance policy purchased for Ms. Biro's benefit; and

    - $4,162 representing the dollar value of insurance premiums paid by the Company with respect to an individual, supplemental long-term disability policy purchased in 1994 for Ms. Biro.

(13) Mr. Goss resigned from his position as Chief Financial Officer of the Company effective December 31, 2000.

(14) Includes:

    - parking expenses in the amount of $1,265 paid by the Company on behalf of Mr. Goss.

(15) Matching contributions by the Company under the Company's 401(k) Plan.

OPTION GRANTS

    The following tables set forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Named Executive Officers of the Company and two former executive officers during 2000.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                    INDIVIDUAL GRANTS                                        POTENTIAL REALIZABLE
                          -------------------------------------                                VALUE AT ASSUMED
                                                   PERCENT OF                                   ANNUAL RATES OF
                                NUMBER OF         TOTAL OPTIONS                            STOCK PRICE APPRECIATION
                          SECURITIES UNDERLYING    GRANTED TO     PER SHARE                   FOR OPTION TERMS(1)
                             OPTIONS GRANTED      EMPLOYEES IN    EXERCISE    EXPIRATION   -------------------------
                                   (#)             FISCAL YEAR    PRICE ($)      DATE        5% ($)        10% ($)
                          ---------------------   -------------   ---------   ----------   -----------   -----------
Robert Galford..........         400,000               8.8%        $ 8.75      01/10/10    $2,201,131    $5,578,099
Marschall I. Smith......          50,000               1.1%        $12.50      11/01/10    $  393,059    $  996,089
Jeffrey J. Cote.........          50,000               1.1%        $ 8.75      03/01/10    $  275,141    $  697,262
Michael F. Goss(2)......         400,000               8.8%        $ 8.75      12/31/00    $2,201,131    $5,578,099
                                 200,000               4.4%        $24.00      12/31/00    $3,018,694    $7,649,964

--------------------------

(1) Potential realizable values are based on assumed compound annual appreciation rates specified by the SEC. These increases in value are based on speculative assumptions and are not intended to forecast possible future appreciation, if any, of the Company's stock price. The options will have value only if they are exercised, and that value will depend entirely on the share price on the exercise date.

(2) Mr. Goss resigned from his position as Executive Vice President and Chief Financial Officer of the Company effective December 31, 2000 and therefore these options expired and are no longer exercisable.

OPTION EXERCISE AND OPTION VALUES

    The following table sets forth certain information concerning the number and value of unvested options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options at December 28, 2000.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF
                                                              SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                              NUMBER OF                       DECEMBER 29, 2000 ($)       DECEMBER 29, 2000 ($)(2)
                           SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
                             ON EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                           ---------------   -----------   -----------   -------------   -----------   -------------
David W. Kenny...........      150,000       $1,273,500     6,150,000      2,700,000     24,016,875      6,864,750
Michael D. Ward..........      115,350        1,060,387      559,6500        825,000      1,961,970      1,525,500
Robert Galford...........            0                0             0        400,000              0              0
Marschall I. Smith.......            0                0        37,500        162,500              0              0
Jeffrey J. Cote..........            0                0             0         50,000              0              0
Kathleen L. Biro(4)......            0                0     1,524,086        855,000      4,433,131        457,650
Michael F. Goss(3).......            0                0             0        600,000              0              0

--------------------------

(1) Based upon the market price of $5.0625 per share, which was the closing selling price per share of the Company's common stock on the Nasdaq National Market on the last day of the 2000 fiscal year, less the option exercise price payable per share.

(2) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

(3) Mr. Goss resigned from his position as Chief Financial Officer of the Company effective December 31, 2000.

(4) Ms. Biro resigned from her position as President of the Company effective December 11, 2000 and resigned as a director on January 10, 2001. She remains Vice Chairman. As of January 10, 2001, Ms. Biro was no longer a director or executive officer subject to Section 16(a) of the Securities Exchange Act of 1934, as amended.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee are Messrs. Healy and Kern, and Ms. Gadiesh. None of these individuals was at any time during the year, or at any other time, an officer or employee of the Company. Mr. Healy serves as a Managing Director of Hellman & Friedman LLC, which beneficially owned approximately 62% of the Company's common stock, as of December 31, 2000. For information regarding transactions relating to Hellman & Friedman LLC see "Certain Relationships and Related Transactions." No Executive Officer of the Company served as a member of the Compensation Committee, or of any entity that has one or more Executive Officers serving as a member of the Company's Board of Directors or Compensation Committee.

KEY EMPLOYEE RETENTION

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    The Company has entered into employment agreements with each of Messrs. Kenny, Ward, Galford and Smith. Under the agreements, which are subject to annual review, these executives at present are entitled to annual base salaries in the following amounts: Mr. Kenny, $500,000; Mr. Ward, $400,000;
Mr. Galford, $350,000, and Mr. Smith, $300,000.

    Each employment agreement has a two-year term which automatically extends for additional one-year terms unless the Company or the executive elect not to renew the agreement. Each employment agreement can be terminated during its term by the Company or by the executive. The executive is entitled to receive severance benefits, including one year of salary and bonus, as well as group health benefits, if the Company terminates the employment agreement without "cause" (as defined in the agreement) or if the executive terminates because the Company breached the employment agreement. If, however, the employment agreement is terminated because of the executive's death, by the Company for cause, or by the executive without "good reason" (as defined in the agreement) the executive receives only his or her base salary for 90 days following termination of employment, in the case of death, or through the date of termination; in all other cases any unpaid annual bonus for a fiscal year that has already ended, benefits under any long-term disability insurance coverage if termination is due to disability, and vested benefits, if any.

    The employment agreements provide additional severance if, within two years following a corporate change of control (as defined in the agreement), the executive's employment is terminated, either by the Company without cause or by the executive, due to a material adverse change in his title, duties, status, reporting relationship, authority, responsibilities, or compensation, or if his principal place of employment immediately prior to the change in control is relocated more than 50 miles from such place of employment. Under such circumstances, the executive will receive a lump sum payment of his base salary plus a bonus, and all unvested stock options held by the executive will become vested. In December 2000, the Board of Directors granted Mr. Adamczyk equal severance rights, a lump sum payment and full acceleration in the vesting of his options if he is terminated without cause within two years of a change in control. Regardless of a change in control, Mr. Kenny's severance benefits include two years of salary and group health benefits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In January 2000, the Company purchased options to purchase 300,000 shares of its common stock held by Mr. Kenny for a per share purchase price of $8.75 and an aggregate purchase price of $2,625,000, less $303,255, the aggregate exercise price of such options. Also in January 2000, the Company purchased options to purchase 180,000 shares of its common stock held by Positano Partners Ltd., which was at that time a 79% stockholder of the Company. The per share purchase price was $8.75 and the aggregate purchase price was $1,575,000 less $211,950, the aggregate purchase price of such options. At the time of such purchase, Positano Partners Ltd. was wholly owned by affiliates of

Hellman & Friedman LLC. Digitas also purchased in January 2000 warrants to purchase 120,000 shares of its common stock held by Positano for a per share purchase price of $8.75 and an aggregate purchase price of $1,050,000, less $302,202, the aggregate exercise price of such warrants. The Company paid for such purchases by delivering a promissory note which was repaid with proceeds from the Company's initial public offering in March 2000.

COMPARISON OF STOCKHOLDER RETURN

    The following performance graph compares the Company's cumulative total return on its Common Stock since our initial public offering on March 14, 2000 with the total return of the Nasdaq Market Index and a peer group selected by the Company. The following companies comprise a peer group in the Company's industry selected by the Company: AGENCY.com Ltd., DiamondCluster International, Inc., Modem Media, Inc., Organic, Inc., Proxicom, Inc., Razorfish, Inc., Sapient Corporation, Scient Corp. and Viant Corp. The comparison assumes the investment of $100 on March 14, 2000 in the Company's Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                DIGITAS INC., NASDAQ MARKET INDEX AND PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                     3/14/00  3/31/00  6/30/00  9/30/00  12/31/00
DIGITAS INC.             100   102.08    67.97    73.96     21.10
PEER GROUP INDEX         100    84.99    68.62    41.28     11.58
NASDAQ MARKET INDEX      100    98.83    85.01    78.44     52.71

                    ASSUMES $100 INVESTED ON MARCH 14, 2000
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2000

                                       3/14/00    3/31/00    6/30/00    9/30/00    12/31/00
                                       --------   --------   --------   --------   --------
DIGITAS INC..........................   100.00     102.08     67.97      73.96      21.10
PEER GROUP INDEX.....................   100.00      84.99     68.62      41.28      11.58
NASDAQ MARKET INDEX..................   100.00      98.83     85.01      78.44      52.71

PROPOSAL 2 AMENDMENT TO THE DIGITAS 2000 STOCK OPTION AND INCENTIVE PLAN
  (ITEM 2 ON PROXY CARD)

    On March 1, 2001, our Board of Directors voted to amend the 2000 Stock Option and Incentive Plan and is recommending this amendment to the stockholders for approval. The 2000 Stock Option and Incentive Plan is attached as Exhibit B to this proxy statement and the full text of the proposed amendment is attached as Exhibit C.

    Prior to March 2001, the maximum number of shares of common stock that may be issued under the 2000 Stock Option and Incentive Plan is the sum of (a) 7,718,200 shares of common stock and (b) the total number of shares available for grant and issuance but not granted or, if granted, not issued under the 1999 Option Plan and the 1998 Option Plan. Through February 2001, the number of shares that we have reserved (or that are available for grant from the earlier plans) for grant under the 2000 Stock Option and Incentive Plan is a total of 4,417,315 shares of Common Stock. As amended, the 2000 Stock Option and Incentive Plan would authorize the Company to add 15,000,000 shares to the reserved pool of available shares under the 2000 Stock Option and Incentive Plan.

    On March 1, 2001, the closing price of common stock as reported on the Nasdaq National Market was $4.938 per share.

    The amendment to the 2000 Stock Option and Incentive Plan will become effective only if Proposal 2 is approved by the stockholders.

REASONS FOR THE AMENDMENT

    Our Board of Directors believes that stock options and other stock-based awards play an important role in the success of the Company and that this role must increase if we are to continue to attract, motivate and retain the caliber of directors, officers and other employees necessary for our future growth and success. We believe the amendment to the 2000 Stock Option and Incentive Plan is necessary to provide for an adequate number of shares of common stock available for grant under the 2000 Stock Option and Incentive Plan.

    Our Board of Directors believes that the 2000 Stock Option and Incentive Plan will help us achieve our goals by keeping our incentive compensation program competitive with those of other companies. Accordingly, our Board of Directors has voted, subject to shareholder approval, to amend the 2000 Stock Option and Incentive Plan.

SUMMARY OF THE 2000 STOCK OPTION AND INCENTIVE PLAN

    The following description of material terms of the 2000 Stock Option and Incentive Plan, as amended, is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2000 Stock Option and Incentive Plan, as amended, which is attached as Exhibit B to this proxy statement.

2000 STOCK OPTION AND INCENTIVE PLAN ADMINISTRATION.

    The 2000 Stock Option and Incentive Plan provides for administration by a committee of not fewer than two non-employee directors (the "Administrator"), as appointed by our Board of Directors from time to time.

    The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine and to modify the specific terms and conditions of each award, subject to the provisions of the 2000 Stock Option and Incentive Plan. The Administrator may delegate limited authority to grant awards to certain eligible individuals to our Chief Executive Officer.

ELIGIBILITY AND LIMITATIONS ON GRANTS.

    All officers, employees, non-employee directors and other key persons of the Company and its subsidiaries are eligible to participate in the 2000 Stock Option and Incentive Plan, subject to the discretion of the Administrator. The maximum award of stock options or stock appreciation rights (or combination thereof) for any one individual may not exceed 2,000,000 shares of common stock (subject to adjustment for stock splits and similar events) for any one-year period once the Company has become subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), in addition, performance share awards, deferred stock awards or restricted stock awards may not be greater than 1,700,000 shares in any one "performance cycle" to any "covered employee."

STOCK OPTIONS.

    Options granted under the 2000 Stock Option and Incentive Plan may be either incentive stock options ("incentive options") (within the meaning of Section 422 of the Code) or non-qualified stock options ("non-qualified options"). Options granted under the 2000 Stock Option and Incentive Plan will be non-qualified options if they (i) fail to meet such definition of incentive options, (ii) are granted to a person not eligible to receive incentive options under the Code, or
(iii) otherwise so provide. Incentive options may be granted only to officers or other employees of the Company and its subsidiaries. Non-qualified options may be granted to persons eligible to receive incentive options and to non-employee directors and other key persons.

OTHER OPTION TERMS.

    The Administrator has authority to determine the terms of options granted under the 2000 Stock Option and Incentive Plan. Except for options granted in lieu of cash compensation, non-qualified stock options may be granted with an exercise price that is not less than 85% of the shares of common stock on the date of the option grant. Incentive stock options are granted with an exercise price that is not less than the fair market value of the shares of common stock on the date of the option grant. The 2000 Stock Option and Incentive Plan provides that such fair market value will be made by reference to the sale price of the shares of common stock on the Nasdaq or other securities exchange, if Digitas stock is listed on the exchange or, if not listed, then in the good faith determination of the Administrator.

    The term of each option will be fixed by the Administrator and may not exceed ten years from date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2000 Stock Option and Incentive Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2000 Stock Option and Incentive Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

    Options granted under the 2000 Stock Option and Incentive Plan may be exercised for cash or, if permitted by the Administrator, by transfer to Digitas (either actually or by attestation) of shares of common stock which are not then subject to restrictions under any company stock plan, that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the option exercise price of the shares being purchased, by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company, or by delivery of a promissory note.

    To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders. Awards of incentive options may be granted under the 2000 Stock Option and Incentive Plan until February 17, 2010.

STOCK OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS.

    The 2000 Stock Option and Incentive Plan provides that the Administrator of the Plan may make discretionary grants of non-qualified options to Directors of the Company who are not employees of the Company or any subsidiary of the Company.

STOCK APPRECIATION RIGHTS.

    A stock appreciation right entitles the recipient to receive, in shares of stock or cash or a combination of the two, the excess of the fair market value of the shares on the exercise date over the exercise price of the award. The exercise price cannot be less than 85% of the fair market value on the grant date. Stock appreciation rights may be granted in tandem with stock options and must be exercisable at the same time and to the same extent as the tandem option. Upon exercise of the stock option, the stock appreciation right must be surrendered to the Company.

RESTRICTED STOCK.

    The Administrator may grant shares (at par value or for a higher purchase price determined by the Administrator) of common stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock.

UNRESTRICTED STOCK.

    The Administrator may also grant shares (at par value or for a higher purchase price determined by the Administrator) of common stock which are free from any restrictions under the 2000 Stock Option and Incentive Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

DIVIDEND EQUIVALENT RIGHTS.

    The Administrator may grant dividend equivalent rights which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2000 Stock Option and Incentive Plan may be paid currently or be deemed to be reinvested in additional shares of common stock, which may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

DEFERRED STOCK AWARDS.

    The Administrator may also grant deferred stock awards that are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Digitas through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the Administrator, the deferred stock awards may be credited with dividend equivalent rights. Subject to the consent of the Administrator, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award.

PERFORMANCE SHARE AWARDS.

    The Administrator may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of individual or company performance goals and such other conditions as the Administrator shall determine.

PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES.

    If any award of restricted stock, deferred stock or performance shares granted to a "covered employee" is to qualify as "performance-based compensation" (each as defined in Section 162(m) of the Code), it may be for more than 1,700,000 shares in any "performance cycle," the criteria on which the award is based, the time period when the criteria are selected and the decision to award must meet specific standards described in the 2000 Stock Option and Incentive Plan.

TAX WITHHOLDING.

    Participants under the 2000 Stock Option and Incentive Plan are responsible for the payment of any federal, state or local taxes which Digitas is required by law to withhold upon any option exercise or vesting of other awards. Participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of common stock having a value equal to the amount of such taxes.

ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, ETC.

    The 2000 Stock Option and Incentive Plan authorizes the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2000 Stock Option and Incentive Plan and to any outstanding stock options to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of Digitas, outstanding stock options and awards will terminate; however, before termination, all restrictions will be deemed to have lapsed and all vesting provisions will be accelerated and each grantee will have an opportunity to exercise his or her award before the consummation of the transaction. Alternatively, the terms of the transaction may provide for appropriate substitutions or adjustments of outstanding stock options or awards.

AMENDMENTS AND TERMINATION.

    Our Board of Directors may at any time amend or discontinue the 2000 Stock Option and Incentive Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. To the extent required by the Code to ensure that options granted under the 2000 Stock Option and Incentive Plan qualify as incentive options or that compensation earned under stock options granted under the 2000 Stock Option and Incentive Plan qualifies as performance-based compensation under the Code, amendments to the 2000 Stock Option and Incentive Plan will be subject to approval by our stockholders.

NEW 2000 STOCK OPTION AND INCENTIVE PLAN BENEFITS

    No grants have been made with respect to the additional shares of common stock to be reserved for issuance under the 2000 Stock Option and Incentive Plan. The number of shares of common stock that may be granted to executive officers and non-executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

    The following is a summary of the principal federal income tax consequences of transactions under the 2000 Stock Option and Incentive Plan. It does not describe all federal tax consequences under the 2000 Stock Option and Incentive Plan, nor does it describe state or local tax consequences.

INCENTIVE OPTIONS.

    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for Digitas for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

    If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

    If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

NON-QUALIFIED OPTIONS.

    With respect to non-qualified options under the 2000 Stock Option and Incentive Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock.

PARACHUTE PAYMENTS.

    The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

LIMITATION ON THE COMPANY'S DEDUCTIONS.

    As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2000 Stock Option and Incentive Plan may be limited to the extent that a Named Executive Officer who is employed by the Company on the last day of the taxable year receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2000 STOCK OPTION AND INCENTIVE PLAN.

PROPOSAL 3 RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE
  COMPANY

    The Board of Directors has appointed the firm of Arthur Andersen LLP, independent auditors for the Company during fiscal years 1999 and 2000, to serve in the same capacity for the fiscal year ending December 31, 2001, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Arthur Andersen LLP.

    In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

    A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

    On December 27, 1999, PricewaterhouseCoopers LLP resigned as our independent accountants. The reports of PricewaterhouseCoopers LLP on the combined financial statements for the two years ended December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two years ended December 31, 1998 and through December 27, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the combined financial statements for such years. We engaged Arthur Andersen LLP as our principal accountants on January 7, 2000.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc.
Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal 2000, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

OTHER MATTERS

                                  MARKET VALUE

    On December 29, 2000, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $5.0625.

                            EXPENSES OF SOLICITATION

COST OF SOLICITING PROXIES

    The Company has retained InvestorCom, Inc. to aid in the solicitation of proxies, at an estimated cost of $9,000 plus reimbursement for reasonable out-of-pocket expenses. The Company will also bear the cost of making solicitations from its stockholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail or in person by directors, officers, or employees of the Company and its subsidiaries.

    The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

COPIES OF ANNUAL REPORT ON FORM 10-K

    DIGITAS WILL PROVIDE A FREE COPY OF THE ITS 2000 ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, TO ANY SHAREHOLDER OF RECORD. PLEASE CALL (617) 867-1973 OR WRITE TO INVESTOR RELATIONS, DIGITAS INC., 800 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02199. COPIES OF EXHIBITS TO THE FORM 10-K WILL BE AVAILABLE AT A PRICE OF $.10 PER PAGE.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Stockholder proposals intended to be presented at the Company's 2002 annual meeting of stockholders must be received by the Company on or before December 5, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be mailed to: Secretary, Digitas Inc., 800 Boylston Street, Boston, Massachusetts 02199.

    The Company's Bylaws provide that any stockholder of record wishing to have a stockholder proposal that is not included in the Company's proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Bylaws, to the Company's Secretary at its principal executive office not later than the close of business on the 90th nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's Annual Meeting or the day following the day on which public announcement of the date of such Annual Meeting is made by the Company. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; (2) GO TO THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; OR (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTES SUBMITTED VIA THE INTERNET OR BY TELEPHONE MUST BE RECEIVED BY 12:00 MIDNIGHT BOSTON TIME ON MAY 9, 2001. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY.

                                   EXHIBIT A

                                  DIGITAS INC.
           CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                   MARCH 2000

PURPOSE:

- The primary responsibility of the Audit Committee of the Board of Directors of DIGITAS Inc. is to assist the Board in fulfilling its responsibilities relating to the Company's reporting processes by monitoring:

    1.  the internal control environment of the Company;

    2.  the compliance by the Company with legal and regulatory requirements;
       and

    3. the independence and performance of the Company's independent auditor ("Auditor").

MEMBERSHIP / RESOURCES:

- The Committee shall include at least three directors elected by the Board, comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements, and at least one of whom has past employment experience in finance or accounting or any other comparable experience or background which results in the individual's financial sophistication.

- The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee.

OPERATING POLICIES:

The Committee shall:

- Evaluate together with the Board the performance of the Auditor and recommend for Board ratification engagement and discharge of the Auditor, which firm is ultimately accountable to the Audit Committee and the Board.

- Ensure that the Auditor submits an annual, formal, written report regarding the Auditor's independence consistent with Independence Standards Board--Standard 1, discuss such report with the Auditor and recommend that the Board take appropriate action to oversee the independence of the Auditor.

- Consider the appropriateness of an internal audit function, and review and approve the appointment of senior internal audit executives.

- Consider, in consultation with the Auditor and management, the audit scope and work plan of the Auditor, and the internal auditor if applicable. Approve the terms of engagement and compensation to be paid to the Auditor.

- Review in executive session with the Auditor any problems or difficulties the Auditor may have encountered in the course of its work and any management letter provided by the Auditor and the Company's response to that letter.

- Consider and review with the Auditor and management:

    1. The annual financial statements, including significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

    2. The adequacy of the Company's internal controls and suggested changes and improvements to the Company's accounting practices or internal control environment, and management's responses thereto;

    3. The Company's major risk exposures to financial statement integrity and internal controls, and the steps taken to monitor and mitigate such exposures; and

    4. Major issues regarding and changes to the Company's accounting principles and practices.

- Obtain from management and the Auditor assurance that the Company is in conformity with applicable legal requirements and the Company's Code of Conduct.

- Obtain from the Auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

- Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance polices and any material reports or inquiries received from regulators or governmental agencies.

- Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

- Report to the Board at least annually concerning the activities of the Committee.

- Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

In fulfilling its responsibilities, the Committee shall meet at least annually with the chief financial officer, any senior internal auditing executive and the Auditor in separate executive sessions.

While the Committee has the responsibilities and power set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Such activities are the responsibility of management and the Auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the Auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

-------------------------------------------        -------------------------------------------
    David W. Kenny                                 Philip U. Hammarskjold
    Chairman of the Board                          Chairman of the Audit Committee

                                   EXHIBIT B

                                  DIGITAS INC.

                      2000 STOCK OPTION AND INCENTIVE PLAN

    SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

    The name of the plan is the Digitas Inc. 2000 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of Digitas Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

    The following terms shall be defined as set forth below:

    "ACT" means the Securities Exchange Act of 1934, as amended.

    "ADMINISTRATOR" is defined in Section 2(a).

    "AWARD" or "AWARDS," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

    "BOARD" means the Board of Directors of the Company.

    "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

    "COMMITTEE" means the Committee of the Board referred to in Section 2.

    "COVERED EMPLOYEE" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

    "DEFERRED STOCK AWARD" means Awards granted pursuant to Section 8.

    "DIVIDEND EQUIVALENT RIGHT" means Awards granted pursuant to Section 12.

    "EFFECTIVE DATE" means the date on which the Plan is approved by stockholders as set forth in Section 18.

    "FAIR MARKET VALUE" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

    "INCENTIVE STOCK OPTION" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

    "INDEPENDENT DIRECTOR" means a member of the Board who is not also an employee of the Company or any Subsidiary.

    "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

    "OPTION" or "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

    "PERFORMANCE SHARE AWARD" means Awards granted pursuant to Section 10.

    "PERFORMANCE CYCLE" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a participant's right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

    "RESTRICTED STOCK AWARD" means Awards granted pursuant to Section 7.

    "STOCK" means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

    "STOCK APPRECIATION RIGHT" means any Award granted pursuant to Section 6.

    "SUBSIDIARY" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

    "UNRESTRICTED STOCK AWARD" means any Award granted pursuant to Section 9.

    SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

    (a) COMMITTEE. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the "Administrator").

    (b) POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

        (i) to select the individuals to whom Awards may from time to time be granted;

        (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more participants;

       (iii) to determine the number of shares of Stock to be covered by any Award;

        (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

        (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

        (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

       (vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

      (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

    All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

    (c) DELEGATION OF AUTHORITY TO GRANT AWARDS. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

    SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

    (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,859,100 shares. For purposes of this limitation, the shares of Stock underlying any Awards under this Plan which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In addition, the shares of Stock underlying any awards under the Bronner Slosberg Humphrey Co. 1998 Option Plan and the Bronner Slosberg Humphrey Co. 1999 Stock Option Plan which are forfeited, canceled, reacquired, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added to the shares of Stock available for issuance under the Plan, thereby increasing the maximum number of shares of Stock reserved and available for issuance under the Plan set forth above. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that from and after the date grants under this Plan become subject to Section 162(m) of the Code, that Stock Options or Stock Appreciation Rights with respect to no more than 1,000,000 shares of Stock may be granted to any one individual participant during any one year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

    (b) CHANGES IN STOCK. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and
(iv) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

    The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

    (c) MERGERS AND OTHER SALE EVENTS. Unless otherwise provided in any individual Award, in the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization, consolidation or other transaction in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, regardless of the form thereof, a "Sale Event"), the Awards issued hereunder shall terminate upon the effectiveness of any such Sale Event, unless provision is made in connection with such transaction in the sole discretion of the parties to such Sale Event for the assumption of Awards theretofore granted, or the substitution for such Awards of new Awards of the successor entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as may be necessary in order that each original Award and substitute Award shall be of equal value. In the event that parties to the Sale Event do not agree to assumption or substitution of the Awards, all Awards outstanding shall accelerate and become exercisable, and each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Awards held by such grantee which are then exercisable or will become exercisable upon the effectiveness of the Sale Event; provided, however, that such acceleration of unvested Awards and such exercise of the Awards so accelerated shall be subject to the effectiveness of the Sale Event.

    (d) SUBSTITUTE AWARDS. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in
Section 3(a).

    SECTION 4.  ELIGIBILITY

    Participants in the Plan will be such full or part-time officers and other employees, Independent Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

    SECTION 5.  STOCK OPTIONS

    Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

    Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

    No Incentive Stock Option shall be granted under the Plan after February 17, 2010.

    (a) STOCK OPTIONS GRANTED TO EMPLOYEES AND KEY PERSONS. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this
Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the participant's election, subject to such terms and conditions as the Administrator may establish.

        (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 percent of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

        (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

       (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

           (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

           (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

           (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

           (D) By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

    Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

        (v) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

    (b) STOCK OPTIONS GRANTED TO INDEPENDENT DIRECTORS. The Administrator, in its discretion, may grant Non-Qualified Stock Options to Independent Directors. Any such grant may vary among individual Independent Directors.

    (c) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

    SECTION 6.  STOCK APPRECIATION RIGHTS.

    (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price Stock Appreciation Right, which price shall not be less than 85 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

    (b) GRANT AND EXERCISE OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

    A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

    (c) TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

        (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

        (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

       (iii) All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

    SECTION 7.  RESTRICTED STOCK AWARDS

    (a) NATURE OF RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other higher purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

    (b) RIGHTS AS A STOCKHOLDER. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

    (c) RESTRICTIONS. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the participant or the participant's legal representative.

    (d) VESTING OF RESTRICTED STOCK. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to
Section 15 below, in writing after the Award agreement is issued, a participant's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in
Section 7(c) above.

    (e) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

    SECTION 8.  DEFERRED STOCK AWARDS

    (a) NATURE OF DEFERRED STOCK AWARDS. A Deferred Stock Award is an Award of phantom stock units to a participant, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/ or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the participant executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the participant in the form of shares of Stock.

    (b) ELECTION TO RECEIVE DEFERRED STOCK AWARDS IN LIEU OF COMPENSATION. The Administrator may, in its sole discretion, permit a participant to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such participant in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

    (c) RIGHTS AS A STOCKHOLDER. During the deferral period, a participant shall have no rights as a stockholder; provided, however, that the participant may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

    (d) RESTRICTIONS. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

    (e) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

    SECTION 9.  UNRESTRICTED STOCK AWARDS

    GRANT OR SALE OF UNRESTRICTED STOCK. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any participant pursuant to which such participant may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such participant.

    SECTION 10.  PERFORMANCE SHARE AWARDS

    (a) NATURE OF PERFORMANCE SHARE AWARDS. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

    (b) RIGHTS AS A STOCKHOLDER. A participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

    (c) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

    (d) ACCELERATION, WAIVER, ETC. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

    SECTION 11.  PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

    Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

    (a) PERFORMANCE CRITERIA. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

    (b) GRANT OF PERFORMANCE-BASED AWARDS. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

    (c) PAYMENT OF PERFORMANCE-BASED AWARDS. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

    (d) MAXIMUM AWARD PAYABLE. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 850,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof).

    SECTION 12.  DIVIDEND EQUIVALENT RIGHTS

    (a) DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any participant as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

    (b) INTEREST EQUIVALENTS. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

    (c) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

    SECTION 13.  TAX WITHHOLDING

    (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company's obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

    (b) PAYMENT IN STOCK. Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

    SECTION 14.  TRANSFER, LEAVE OF ABSENCE, ETC.

    For purposes of the Plan, the following events shall not be deemed a termination of employment:

    (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

    (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

    SECTION 15.  AMENDMENTS AND TERMINATION

    The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

    SECTION 16.  STATUS OF PLAN

    With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

    SECTION 17.  GENERAL PROVISIONS

    (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

    No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

    (b) DELIVERY OF STOCK CERTIFICATES. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

    (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

    (d) TRADING POLICY RESTRICTIONS. Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy, as in effect from time to time.

    SECTION 18.  EFFECTIVE DATE OF PLAN

    This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

    SECTION 19.  GOVERNING LAW

    This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

    DATE APPROVED BY BOARD OF DIRECTORS:  February 18, 2000

    DATE APPROVED BY STOCKHOLDERS:  February 18, 2000

                                   EXHIBIT C

               DIGITAS INC. 2000 STOCK OPTION AND INCENTIVE PLAN

                                FIRST AMENDMENT

    The Digitas Inc. 2000 Stock Option and Incentive Plan (the "Plan"), is hereby amended as follows:

A. Section 3, STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION,

Subsection (a) Stock Issuable is amended as follows:

    1.  by deleting the first sentence thereof and substituting the following:

        "The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 22,718,200 shares."

    2. by deleting the next to last sentence thereof and substituting the following:

        "Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that from and after the date grants under this Plan become subject to Section 162(m) of the Code, that Stock Options or Stock Appreciation Rights with respect to no more than 6,000,000 shares of Stock may be granted to any one individual participant during any one-year period."

B.  Section 11, PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES.

Subsection (d) Maximum Award Payable is amended as follows:

    1.  by deleting the text thereof and substituting the following:

        "The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 5,000,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof)."

C. The Plan, as so amended, is in all other respects hereby confirmed and ratified in the form attached hereto.

D. The effective date of this amendment is             , 2001 unless otherwise
    indicated.

    IN WITNESS WHEREOF, Digitas Inc. has caused this amendment to be executed by
its duly authorized officer this   day of          , 2001.

                                                       DIGITAS INC.

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

pr
                              [Front of Proxy Card]

                                  DIGITAS INC.

                               800 Boylston Street
                           Boston, Massachusetts 02199
                Proxy for the 2001 Annual Meeting of Stockholders
                                  May 10, 2001

   This Proxy is Solicited on Behalf of the Board of Directors of Digitas Inc.

      The undersigned acknowledge(s) receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 2, 2001, and hereby constitutes and appoints Marschall Smith and Michael Ward (the "Proxies") and each of them, as Proxies of the undersigned, each with the power to appoint his substitute and to act alone, and authorizes each of them acting singly, to represent and to vote, as designated on the reverse side of this proxy card, all shares of Common Stock of Digitas Inc. (the "Company"), held of record by the undersigned on March 15, 2001, at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 10, 2001 at 1:00 p.m., local time, and at any adjournments or postponements thereof.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are indicated, this proxy will be voted "FOR" the election of the nominees set forth in Proposal 1, the ratification of Arthur Anderson LLP as the Company's independent auditors set forth in Proposal 2 and the approval of the amendment to the Company's 2000 Stock Option and Incentive Plan set forth in Proposal 3. A stockholder wishing to vote in accordance with the Board of Directors' recommendations may vote this proxy in one of the following ways: (1) call the toll-free telephone number 1-800-PROXIES and follow the instructions; (2) go to the website address www.voteproxy.com and follow the on-screen instructions to vote over the Internet; or (3) mark, sign, date and promptly return this proxy in the postage-paid envelope provided.

        The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3
                      Appearing on the Reverse Side hereof.

         Please mark your
A  |X|   votes as in this
         example

                                        WITHHOLD
           FOR all nominees            AUTHORITY
        listed at right (except     to vote for all         (The Board of
           as marked to the        nominees listed at    Directors recommends
          contrary at right)             right               a vote FOR.)

1.  ELECTION                                          Nominees:
    OF                                                  John L. Bunce, Jr.
    DIRECTORS    |_|                      |_|           David W. Kenny
                                                        Arthur Kern

(INSTRUCTION: To withhold authority to vote for one or more individual nominees, strike a line through the nominee's name in the list at right.)

2.  PROPOSAL TO AMEND THE COMPANY'S    FOR    AGAINST    ABSTAIN
    2000 STOCK OPTION AND INCENTIVE
    PLAN to increase by 15,000,000     |_|      |_|        |_|
    the number of shares of Common
    Stock for which awards may be
    granted thereunder.
    (The Board of Directors recommends
    a vote FOR)
3.  PROPOSAL TO RATIFY THE SELECTION
    OF ARTHUR ANDERSEN LLP as the
    Company's independent auditors     |_|      |_|        |_|
    for fiscal year 2001.
    (The Board of Directors recommends
    a vote FOR)
4.  In their discretion, the proxies
    are authorized to vote upon such
    other business as may properly
    come before the meeting or any
    adjournment or postponement
    thereof as to which discretionary
    authority may be granted.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. This proxy also confers discretionary authority with respect to any business as may properly come before the meeting or any adjournment or postponement thereof as to which discretionary authority may be granted.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature_________________________Signature if held jointly ____________________

DATED:  ______, 2001

Note: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in full partnership name by authorized person. If a limited liability company, please sign in full limited liability company name by manager or other authorized person.